                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of September 25, 1997, is entered into between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association, a California corporation ("LENDER"), with a place of business at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and UNIVERSAL INTERNATIONAL, INC., a Minnesota corporation ("UNIVERSAL"), ONLY DEALS, INC., a Minnesota corporation ("ODI"), and UNIVERSAL ASSET-BASED SERVICES, INC., a Minnesota corporation ("UAS", together with Universal and ODI, each, a "BORROWER" and collectively, "BORROWERS"), each with its chief executive office located at 5000 Winnetka Avenue North, New Hope, Minnesota 55428.

                                    RECITAL

     A. Borrowers and Lender have previously entered into that certain Loan and Security Agreement dated as of June 6, 1997 (the "LOAN AGREEMENT"), and pursuant to which Lender has made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrowers have requested Lender to (i) amend the Loan Agreement to temporarily increase the amount of the Total Facility under the Loan Agreement to Sixteen Million Seven Hundred Fifty Thousand Dollars ($16,750,000) during the period commencing September 25, 1997 and ending December 31, 1997 and (ii) waive compliance with the financial covenant pertaining to the Consolidated Tangible Net Worth of Borrowers and ONE during the period from July 1, 1997 through December 31, 1997.

     C. Lender is willing to make such amendment and waive such financial covenant under the terms and conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   AMENDMENT TO LOAN AGREEMENT.

          (a) The first sentence of Section 1 of the Schedule to the Loan Agreement is hereby amended to read in its entirety as follows:

          "Loans in a total amount at any time outstanding not to exceed FOURTEEN MILLION DOLLARS ($14,000,000) (the "Maximum Dollar Amount") (except during the period commencing September 25, 1997 and ending December 31, 1997, the Maximum Dollar Amount shall equal SIXTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($16,750,000)), consisting of Revolving Loans and the Fixed Asset Term Loan."

          (b) The introductory provision of Section 1(A) of the Schedule to the Loan Agreement is hereby amended to read in its entirety as follows:

          "A revolving line of credit ("Revolving Loans") in a total amount at any time outstanding not to exceed the lesser of (i) the Maximum Dollar Amount less an amount equal to the then undrawn amounts of the outstanding Letters of Credit issued to or on behalf of Universal and the aggregate outstanding principal amount of the Fixed Asset Term Loan, or (ii) the sum of (a) through (d) below, to be advanced to Universal as provided in subsections (1), (2), (3) and (4) below:"

     2. WAIVER OF FINANCIAL COVENANT. Borrowers hereby acknowledge that, as of July 1, 1997, Borrowers were not in compliance with the financial covenant relating to the Consolidated Tangible Net Worth of Borrowers and ONE set forth in Item 6 under "Additional Covenants" in Section 7 of the Schedule and that such non-compliance constitutes an Event of Default under the Loan Agreement. Lender hereby waives compliance by Borrowers with such Tangible Net Worth covenant for the period commencing July 1, 1997 and ending December 31, 1997, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; PROVIDED, HOWEVER, that Lender shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrowers' violation or breach after December 31, 1997 of the Consolidated Tangible Net Worth covenant of Borrowers and ONE. The foregoing waiver is not a continuing waiver, and Lender does not by this waiver amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that Lender learns of any Event of Default which occurred prior to the date hereof (other than a breach of the covenant described above in this paragraph), Lender shall be free to exercise any and all of its various rights and remedies under the Loan Agreement.

     3. EFFECTIVENESS OF THIS AMENDMENT. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrowers as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "CLOSING DATE".

          (a) AMENDMENT. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and each Borrower.

          (b) AUTHORIZATIONS. Evidence that the execution, delivery and performance by each Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in the Loan Agreement must be true and correct.

          (d) CONSENTS. Lender has received counterparts of the Consent appended hereto (the "CONSENT") executed by ONE (ONE, together with the Borrowers, each a "LOAN PARTY" and, collectively, the "LOAN PARTIES").

          (e) OTHER REQUIRED DOCUMENTATION. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

          (f) PAYMENT OF MODIFICATION FEE. Lender shall have received from Borrowers a modification fee of Fifty Thousand Dollars ($50,000) for the processing and approval of this Amendment.

     4. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as follows:

          (a) AUTHORITY. Each Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Agreement and any notes, guarantees, security agreements and other agreements, documents and instruments executed and/or delivered by a Loan Party in connection with the Loan Agreement (collectively with the Loan Agreement, the "LOAN DOCUMENTS") (as amended or modified hereby) to which it is a party. The execution, delivery and performance each Borrower of this Amendment and by ONE of the Consent, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) ENFORCEABILITY. This Amendment has been duly executed and delivered by each Borrower. The Consent has been duly executed and delivered by ONE. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) NO DEFAULT. No event has occurred and is continuing that constitutes an Event of Default.

     5. CHOICE OF LAW. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     7. DUE EXECUTION. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

     8.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Lender.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     9. RATIFICATION. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     10. ESTOPPEL. To induce Lender to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of such Borrower as against Lender with respect to the Obligations.

    IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                       "BORROWERS"

                                       UNIVERSAL INTERNATIONAL, INC.,
                                       a Minnesota corporation


                                       By: /s/ Mark H. Ravich
                                          ------------------------------------
                                       Title: CEO
                                             ---------------------------------

                                       ONLY DEALS, INC.,
                                       a Minnesota corporation


                                       By: /s/ Mark H. Ravich
                                          ------------------------------------
                                       Title: Chairman
                                             ---------------------------------

                                       UNIVERSAL ASSET-BASED
                                       SERVICES, INC.,
                                       a Minnesota corporation


                                       By: /s/ Mark H. Ravich
                                          ------------------------------------
                                       Title: Chairman
                                             ---------------------------------

                                       "LENDER"

                                       COAST BUSINESS CREDIT, a division of
                                       Southern Pacific Thrift & Loan
                                       Association, a California corporation


                                       By:  /s/ John Andrews
                                          ------------------------------------
                                       Title:  Vice President
                                             ---------------------------------





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